UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 9, 2009

Dollarama Group L.P.

Dollarama Group Holdings L.P.

(Exact name of registrants as specified in their charters)

Quebec, Canada	333-134550 333-143444	Not Applicable
(State or other jurisdiction of incorporation or organization)	Commission File Numbers:	(I.R.S. Employer Identification No.)

5805 Royalmount Avenue

Montreal, Quebec H4P 0A1

(Address of Principal Executive Offices, Zip Code)

Registrants’ telephone number, including area code (514) 737-1006

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On July 31, 2009, Dollarama Group L.P. and Dollarama Group Holdings L.P. (collectively, the “Partnership”) filed a Current Report on Form 8-K stating that Robert Coallier had executed a Separation and Release Agreement (the “Separation Agreement”) providing for his resignation as Chief Financial Officer of the Partnership.

As previously reported Mr. Coallier resigned as Chief Financial Officer of the Partnership effective September 10, 2009, but will remain an employee of the Partnership holding the position of Senior Vice President Finance up until the earlier of the date (the “Effective Date”) upon which the new Chief Financial Officer replacing Mr. Nicholas Nomicos as interim Chief Financial Officer is designated and December 1, 2009.

The Separation Agreement has been amended and restated as of September 10, 2009 to make certain changes to the treatment of Mr. Coallier’s options. Under the amended and restated Separation Agreement in the event the proposed initial public offering of the Partnership’s parent company (the “IPO”) is completed before December 31, 2009, a portion of Mr. Coallier’s options will remain outstanding and become eligible to vest in accordance with their terms and a portion of Mr. Coallier’s options will expire. In the event the IPO is not completed before December 31, 2009, a portion of Mr. Coallier’s options will vest on the Effective Date and immediately be surrendered to the Partnership in exchange for a cash payment of CAD$1,789,109, a portion of Mr. Coallier’s options will remain outstanding and become eligible to vest in accordance with their terms and a portion of Mr. Coallier’s options will expire. The Separation Agreement was otherwise unchanged.

A copy of the amended and restated Separation Agreement is filed as Exhibit 10.1 hereto.

In addition, on September 9, 2009, Dollarama L.P. entered into amended and restated employment agreements with each of Larry Rossy, Leonard Assaly, Neil Rossy, Geoffrey Robillard and Stephane Gonthier to make certain updates in connection with the proposed IPO. A copy of each amended and restated employment agreement has been filed as an exhibit hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

10.1	Amended and Restated Separation and Release Agreement dated September 10, 2009 by and among Robert Coallier, Dollarama L.P. and Dollarama Inc. (f/k/a Dollarama Capital Corporation).

10.2	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Larry Rossy.

10.3	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Leonard Assaly.

10.4	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Neil Rossy.

10.5	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Geoffrey Robillard.

10.6	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Stephane Gonthier.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLARAMA GROUP L.P.

DOLLARAMA GROUP HOLDINGS L.P.

By:	Dollarama Group GP Inc., general partner

By:	/S/ LARRY ROSSY
Name:	Larry Rossy
Title:	Chief Executive Officer

Date: September 15, 2009

EXHIBIT INDEX

10.1	Amended and Restated Separation and Release Agreement dated September 10, 2009 by and among Robert Coallier, Dollarama L.P. and Dollarama Inc. (f/k/a Dollarama Capital Corporation).

10.2	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Larry Rossy.

10.3	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Leonard Assaly.

10.4	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Neil Rossy.

10.5	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Geoffrey Robillard.

10.6	Amended and Restated Employment Agreement, dated as of September 9, 2009, by and between Dollarama L.P. and Stephane Gonthier.